ForeRetirement Variable Annuity

Supplement dated February 26, 2018 to your

Prospectus dated May 1, 2017

HIMCO VIT Index Fund

HIMCO VIT Portfolio Diversifier Fund

On December 1, 2017, the Board of Trustees of HIMCO Variable Insurance Trust (“HIMCO”) approved a proposed Agreement and Plan of Reorganization (“Reorganization”) to reorganize the two Funds listed above (each “Merging Fund”) into corresponding BlackRock Variable Series Funds, Inc. (each “Acquiring Fund”) as shown below.  The investment adviser for the Acquiring Funds is BlackRock Advisors, LLC.  Additional information on the Acquiring Funds will be available in each Fund’s prospectus.

Merging Fund Sub-Accounts and Share Class	Acquiring Fund Sub-Accounts and Share Class

HIMCO VIT Index Fund, Class B	BlackRock S&P 500 Index V.I. Fund, Class III

HIMCO VIT Portfolio Diversifier Fund[1], Class B	BlackRock Managed Volatility V.I. Fund, Class III

Shareholders of record of each Merging Fund as of the close of business, January 12, 2018, will be asked to vote and approve the Agreement and Plan of Reorganization.  A Combined Prospectus/Proxy Statement is expected to be mailed in February and will provide the information about each proposed Reorganization. If the Reorganization is approved, the Acquiring Funds will become available as investment options under your Contract effective on or about April 23, 2018 through a supplement to be mailed at a later date.

If the Reorganization is approved, you will no longer be able to allocate new Premium Payments or make Sub-Account transfers to either of the Merging Funds, including transfers via InvestEase, any of the Dollar Cost Averaging programs, or Asset Rebalancing, on or after the close of business on April 20, 2018.

On or about the close of business on April 23, 2018, for each Reorganization that is approved:

•                  Contract Value.  If any of your Contract Value is invested in either of the Merging Fund Sub-Accounts through an individual sub-account or a Personal Protection Portfolio, that Contract Value will be automatically merged into the corresponding Acquiring Fund Sub-Account;

•                  Premium Payments.  If any portion of your future Premium Payments is allocated to either Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract subject to applicable Investment Restrictions;

•      Financial Transactions.  Any transaction that includes an allocation to the Merging Fund Sub-Accounts will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

•                  Enrollments.  If you do not make any updates to your enrollments, InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, or Systematic Withdrawals, that includes transfers of Contract Value into or out of a Merging Fund Sub-Account, your enrollment will automatically be updated to reflect the corresponding Acquiring Fund Sub-Account;

•                  Investment Restrictions.  Investment Restrictions, if applicable, may require you to remain invested in the Merging Fund Sub-Accounts before the Reorganization and in the Acquiring Fund Sub-Accounts after the Reorganization.  Current Investment Restrictions are listed in Appendix D of the Prospectus;

•                  Sub-Account Transfer Rule.  The transfer of your Contract Value from a Merging Fund Sub-Account as a result of the Reorganization will not be counted against any limitation on the number of transfers that may be performed; and

1  HIMCO VIT Portfolio Diversifier Fund was formerly known as Hartford Portfolio Diversifier HLS Fund.

•                  Optional Riders.  If you have elected an optional living and/or death benefit rider, you may be required to comply with Investment Restrictions in order to maintain your rider.  This means that you may be restricted to allocating some or all of your Contract Value to certain Sub-Accounts or Personal Protection Portfolios.  In no event will you lose your rider as a result of the Reorganization provided you do not make any transfers before or after the Reorganization.  In other words, if the Merging Fund Sub-Account was permitted under your Contract rider’s Investment Restrictions, the corresponding Acquiring Fund Sub-Account will also be permitted.

Upon completion of the proposed Reorganization, all information and references to the Merging Fund Sub-Accounts are deleted from your prospectus.  This includes all information related to the Merging Fund Sub-Accounts in Section 6. Optional Withdrawal Benefits of your prospectus.

This Supplement Should be Retained for Future Reference.

FR-022618-FM